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                                                                   EXHIBIT 10.29

State of North Carolina

County of Alamance


                               AMENDMENT TO LEASE

         THIS AMENDMENT TO LEASE ("Amendment") is made and entered into as of the 1st day of December, 2001 by and between Carolina Hosiery Mills, Inc., a North Carolina corporation trading as Alamance Industrial Park ("Landlord") and TriPath Imaging, Inc., a Delaware corporation which changed its name from AutoCyte, Inc.
("Tenant");

                                WITNESSETH THAT:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated June 12, 1998 ("the Lease") relative to a portion of that certain building and land located at 1111 Huffman Mill Road, Burlington, North Carolina ("the Premises"); and

         WHEREAS, all capitalized terms defined in the Lease shall have the same meanings when used herein as defined therein, with such amendments thereto as are expressly set forth hereinafter; and

         WHEREAS, Tenant desires to exercise the option to renew contained in the Lease and Tenant and Landlord have agreed to certain amendments to the Lease to be applicable during the Renewal Term as expressly set forth hereinafter;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, Landlord and Tenant hereby agree and amend the Lease as follows:

         1. Exercise of Option to Renew. The Initial Term of the Lease expired on June 30, 2001 and Tenant has been occupying the Premises since such expiration on a month to month basis. Tenant does hereby exercise the option to renew contained in the Lease for the Renewal Term which shall commence on December 1, 2001 and end on November 30, 2004.

         2. Premises During Renewal Term. The Premises during the Renewal Term shall contain the approximately 5,000 square feet of the building subject to the Lease during the Initial Term and the Expansion Space which has been determined to be approximately 4,984 square feet rather than approximately 4,500 square feet as set forth in the Lease, such that the Premises during the Renewal Term shall include the entire area of the building, containing approximately 9,984 square feet, which constitutes a portion of the Premises.

         3. Rental. Tenant shall pay to Landlord the sum of One Hundred Fifth Thousand Seven Hundred Eighty and N0/100 Dollars ($150,780.00) per annum, payable in monthly installments of Twelve Thousand Five Hundred Sixty Five and N0/100 Dollars ($12,565.00)



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each, in advance, due on the first day of each month, but payable on or before the 10th day of each month for the Renewal Term. The foregoing shall constitute the agreed upon Base Rent for the Renewal Term.

         4. Amendment to Section 10 of the Lease. Section 10 of the Lease is hereby amended as contemplated therein to delete the provisions therein relative to reimbursement by Tenant to Landlord for utility services and by virtue thereof, Tenant does hereby covenant and agree that Tenant shall be responsible for and shall pay the costs of all utility services provided to the Premises during the Renewal Term directly to the providers of all such utility services.

         5. Effect of Amendment. Unless expressly modified or amended hereinbefore, the remainder of the Lease shall remain as expressly set forth therein during the Renewal Term. The portions of the Lease not expressly modified or amended hereinbefore are hereby incorporated herein in full by reference and made a part of this Amendment by virtue thereof. The Lease may only be further amended by a written instrument executed by Landlord and Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant, by and through their duly authorized officers, have executed this Amendment under seal as of the day and year first above written.

                                 Landlord:

                                 Carolina Hosiery Mills, Inc.,
                                 a North Carolina corporation
                                 trading as Alamance Industrial
                                 Park

                                 By:  /s/ Maurice Koury             (SEAL)
                                    --------------------------------
                                 Name:    Maurice Koury
                                      ------------------------------
                                 Title:   President
                                       -----------------------------


                                 Tenant:

                                 TriPath Imaging, Inc.,
                                 a Delaware corporation
                                 which changed its name from
                                 AutoCyte, Inc.

                                 By:  /s/ Stephen P. Hall            (SEAL)
                                    --------------------------------
                                 Name:  Stephen P. Hall
                                      ------------------------------
                                 Title:   Chief Financial Officer
                                       -----------------------------